                                                                Exhibit 10(dd)

AWARD \ CONTRACT                                                  PAGE OF PAGES
                                                                    1      241

1. THIS CONTRACT IS A RATED ORDER             RATING
   UNDER DPAS (15 CFR 350)

2. CONTRACT (Proc. Inst. Ident.) NO.
   MDA 906-96-C-0002

3. EFFECTIVE DATE
   11/28/95

4. REQUISITION PURCHASE REQUEST/PROJECT NO
   MDA 906-94-R-0002

5. ISSUED BY                                     CODE       CMP

     DEPARTMENT OF DEFENSE
     OCHAMPUS/CMP
     BLDG 225
     AURORA CO 80045-6900

     Gene C. Mays   S02
     303-361-1185

6. ADMINISTERED BY (If other than Item 5)         CODE       CMA

    DEPARTMENT OF DEFENSE
    OCHAMPUS/CMA
    BLDG 225
    AURORA CO 80045-6900


7. NAME AND ADDRESS OF CONTRACTOR (No., Street, City, County, State and ZIP
   Code)

   HUMANA MILITARY HEALTHCARE SERVICES, INC.
   500 WEST MAIN STREET
   LOUISVILLE KY 40202-

   Vendor ID: 00001256
   CEC: 80635929F
   Cage Code:
   Tax ID # : 61-1241225

8. DELIVERY
   __ FOB ORIGIN      __  OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
   00.000% 00 Net 030

10. SUBMIT INVOICES                         ITEM
(4 copies unless other-                       12
wise specified) TO THE
ADDRESS SHOWN IN:

CODE                     FACILITY CODE

11. SHIP TO/MARK FOR                         CODE       CM
           DEPARTMENT OF DEFENSE
           OCHAMPUS/CM
           BLDG 225
           AURORA CO 80045-6900

12. PAYMENT WILL BE MADE BY                  CODE       RMF
    DEPARTMENT OF DEFENSE/OCHAMPUS
    FINANCE AND ACCOUNTING BRANCH (RMF)
    BLDG 611
    AURORA CO 80045-6900

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
___ 10 U.S.C2304(c) ( )           ____ 41 U.S.C 253(c) (    )

14. ACCOUNTING AND APPROPRIATION DATA
                   See Schedule

15A. ITEM NO.

15B. SUPPLIES/SERVICES
     See attached Schedule (s)

15C. QUANTITY

15D. UNIT

15E. UNIT PRICE

15F. AMOUNT

15G. TOTAL AMOUNT OF CONTRACT           $26,027,592.00

16. TABLE OF CONTENTS

(X)     SEC.    DESCRIPTION                            PAGE (S)
PART I- THE SCHEDULE
 X       A      SOLICITATION/CONTRACT FORM                   1
 X       B      SUPPLIES OR SERVICES AND PRICES/COSTS       17
 X       C      DESCRIPTION/SPECS.WORK STATEMENT           124
 X       D      PACKAGING AND MARKING                        1
 X       E      INSPECTION AND ACCEPTANCE                    5
 X       F      DELIVERIES OR PERFORMANCE                   12
 X       G      CONTRACT ADMINISTRATION DATA                25
 X       H      SPECIAL CONTRACT REQUIREMENTS                7

 X    SEC.      DESCRIPTION                                          PAGE (S)
PART II - CONTRACT CLAUSE
 X     I      CONTRACT CLAUSE                                              44
       PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
 X     J        LIST OF ATTACHMENTS                                         5
                PART IV - REPRESENTATIONS AND INSTRUCTIONS
       K        REPRESENTATIONS, CERTIFICATIONS AND
                OTHER STATEMENTS OF OFFERORS
       L        INSTRS., CONDS., AND NOTICES TO OFFERORS
       M        EVALUATION FACTORS FOR AWARD

                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  X  CONTRACTOR'S NEGOTIATED AGREEMENT     (Contractor is re-
quired to sign this document and return 02 Copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and spectifications, as are attached or incorporated by reference herein. (Attachments are lised herein.)

18. __ AWARD (Contractor is not required to sign this document.)  Your
offer on Solicitation Number   ______________________________,
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which con-sists of the following documents: (a) the Goverment's solicitation and you offer, and (b) this award/contract. No further contractual document is neces-sary.

19A.   NAME AND TITLE OF SIGNER (Type or print)
       W. LARRY CASH
       SENIOR VICE PRESIDENT FINANCE & OPERATIONS

19B. NAME OF CONTRACTOR


      By   /S/   W. Larry Cash
          ----------------------------------
          (Signature of Contracting Officer)


19C.  DATE SIGNED
      1/23/96


20A.  NAME OF CONTRACTION OFFICER

      Doris A. Navarro     KO5   303-361-1290


20B. UNITED STATES OF AMERICA
     BY    /S/     Doris A. Navarro
          ----------------------------------


20C.  DATE SIGNED
      1/23/96




MSN 7540-01-152-8069               25-106           STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE             Prescribed by GSA -FAR (48 CFR) 53.214 (a)